UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 21, 2006

 Bayview Financial Mortgage Pass-Through Trust 2006-B

(Issuing Entity)

           Bayview Financial Securities Company, LLC

 (Exact Name of Depositor as Specified in its Charter)

                            Bayview Financial, L.P.

(Exact Name of Sponsor as Specified in its Charter)

           Bayview Financial Securities Company, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-122059	56-2336517
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Ponce de Leon Boulevard, 4th Floor Coral Gables, Florida	33146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (305) 341-5632

                                             No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On July 21, 2006, Bayview Financial, L.P. issued a statement regarding certain recent developments.  A copy of the statement is furnished as Exhibit 99.1 to this report pursuant to Regulation FD.

This information is being furnished pursuant to Item 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is not incorporated by reference into any of the Registrant’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

99.1

Bayview Financial, L.P. statement of July 21, 2006, regarding certain recent developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By:      /s/ David Quint

        Name:  David Quint

        Title:    President

Dated:    July 21, 2006

EXHIBIT INDEX

    Exhibit No.

Description

99.1

Bayview Financial, L.P. statement of July 21, 2006, regarding certain recent developments.